SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2002

EQUITY OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification Number)

2 North Riverside Plaza Suite 2100 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code: (312) 466-3300

Not applicable
(Former name or former address, if changed since last report)

Item 5.   Other Events

                 On February 15, 2002, EOP Operating Limited Partnership, or EOP Partnership, issued $500,000,000 aggregate principal amount of 6 3/4% notes due 2012, which are fully and unconditionally guaranteed as to principal, make-whole amount, if any, and interest by Equity Office Properties Trust, or Equity Office. The notes were issued pursuant to an underwriting agreement dated as of February 12, 2002, a copy of which is attached to this form as Exhibit 1.1. A copy of the press release of Equity Office, dated February 15, 2002, is attached to this form as Exhibit 99.1 and, except for the last sentence thereof, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated February 12, 2002, by and between EOP Operating Limited Partnership, Equity Office Properties Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC, as representatives of the several underwriters listed on Schedule A thereto (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

4.1	$400,000,000 6 3/4% Note due February 15, 2012, and related Guarantee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

4.2	$100,000,000 6 3/4% Note due February 15, 2012, and related Guarantee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on

February 15, 2002)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees (incorporated herein by reference to Exhibit 5.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

12.1	Statement of Computation of Ratios of Earnings to Combined Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date:	February 15, 2002	By: /s/ Stanley M. Stevens
Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated February 12, 2002, by and between EOP Operating Limited Partnership, Equity Office Properties Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC, as representatives of the several underwriters listed on Schedule A thereto (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

4.1	$400,000,000 6 3/4% Note due February 15, 2012, and related Guarantee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

4.2	$100,000,000 6 3/4% Note due February 15, 2012, and related Guarantee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the Notes and related Guarantees (incorporated herein by reference to Exhibit 5.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

12.1	Statement of Computation of Ratios of Earnings to Combined Fixed Charges

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

99.1	Press Release (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of EOP Operating Limited Partnership filed with the SEC on February 15, 2002)

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